UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): August 10, 2021

BECTON, DICKINSON AND COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-4802	22-0760120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive Franklin Lakes, New Jersey	07417-1880
(Address of principal executive offices)	(Zip Code)

(201) 847-6800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $1.00	BDX	New York Stock Exchange
Depositary Shares, each representing a 1/20th interest in a share of 6.00% Mandatory Convertible Preferred Stock, Series B	BDXB	New York Stock Exchange
1.000% Notes due December 15, 2022	BDX22A	New York Stock Exchange
1.900% Notes due December 15, 2026	BDX26	New York Stock Exchange
1.401% Notes due May 24, 2023	BDX23A	New York Stock Exchange
3.020% Notes due May 24, 2025	BDX25	New York Stock Exchange
0.632% Notes due June 4, 2023	BDX/23A	New York Stock Exchange
1.208% Notes due June 4, 2026	BDX/26A	New York Stock Exchange
1.213% Notes due February 12, 2036	BDX/36	New York Stock Exchange
0.000% Notes due August 13, 2023	BDX23B	New York Stock Exchange
0.034% Notes due August 13, 2025	BDX25A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act          ☐

Item 1.01. Entry into a Material Definitive Agreement

Subsidiary Notes Offering

On August 13, 2021, Becton Dickinson Euro Finance S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg (“Becton Finance”) and an indirect, wholly-owned subsidiary of Becton, Dickinson and Company (“BD”), issued  €900,000,000 aggregate principal amount of its 0.334% Notes due August 13, 2028 (the “2028 Notes”) and €900,000,000 aggregate principal amount of its 1.336% Notes due August 13, 2041 ( the “2041 Notes” and, together with the 2028 Notes, the “Becton Finance Notes”) in an underwritten public offering.

Indenture and Supplemental Indenture

The Becton Finance Notes were issued pursuant to the indenture, dated May 17, 2019, among Becton Finance, as issuer, BD, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Becton Finance Base Indenture”), as amended and supplemented by the Third Supplemental Indenture thereto, dated as of August 13, 2021 (the “Becton Finance Third Supplemental Indenture” and, together with the Becton Finance Base Indenture, the “Becton Finance Indenture”).

The Becton Finance Notes are fully and unconditionally guaranteed on a senior unsecured basis by BD.

Becton Finance may, at its option, redeem the Becton Finance Notes, in whole or in part, at any time prior to (i) May 13, 2028 with respect to the 2028 Notes and (ii) February 13, 2041 with respect to the 2041 Notes, at a redemption price equal to the greater of (1) 100% of the principal amount to be redeemed and (2) the sum of the present values of the remaining scheduled payments on the Becton Finance Notes being redeemed, discounting such payments to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable comparable government bond rate, plus 20 basis points in the case of the 2028 Notes and 25 basis points in the case of the 2041 Notes, plus accrued and unpaid interest, if any, to but excluding the date of redemption.  At any time on or after (i) May 13, 2028 with respect to the 2028 Notes and (ii) February 13, 2041 with respect to the 2041 Notes, the Becton Finance Notes will be redeemable at Becton Finance’s option, in whole or in part, at a redemption price equal to 100% of the principal amount of the Becton Finance Notes to be redeemed, plus accrued and unpaid interest to the date of redemption on the principal balance of the Becton Finance Notes being redeemed.

Becton Finance or, in the case of its guarantee, BD, will, subject to certain exceptions and limitations set forth in the Becton Finance Third Supplemental Indenture, pay as additional interest on the Becton Finance Notes such additional amounts as are necessary in order that the net payment by Becton Finance of the principal of and interest on each of the Becton Finance Notes to a holder after withholding or deduction solely with respect to any present or future tax, assessment or other governmental charge imposed by Luxembourg, the United States, or any other jurisdiction in which Becton Finance or BD or, in each case, any successor thereof, may be organized, as applicable, or any political subdivision thereof or therein having the power to tax (a “Taxing Jurisdiction”), will not be less than the amount provided in the Becton Finance Notes to be then due and payable. If, as a result of any change in, or amendment to, the tax laws of a Taxing Jurisdiction, or an official interpretation thereof, Becton Finance becomes or, based upon a written opinion of independent counsel selected by Becton Finance, will become obligated to pay such additional amounts with respect to the Becton Finance Notes, Becton Finance may at any time at its option redeem, in whole, but not in part, the Becton Finance Notes at 100% of the principal amount plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Upon the occurrence of a Change of Control Triggering Event (as defined in the Becton Finance Third Supplemental Indenture) with respect to either series of Becton Finance Notes, each holder of outstanding Becton Finance Notes of the applicable series will have the right to require Becton Finance to repurchase all or a portion of that holder’s Becton Finance Notes (in integral multiples of €1,000) at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the date of purchase, subject to the rights of holders of such Becton Finance Notes on the relevant record date to receive interest due on the relevant interest payment date, unless Becton Finance has earlier exercised its right to redeem the Becton Finance Notes as described above.

Each of the following constitutes an event of default under the Becton Finance Indenture with respect to the Becton Finance Notes: (1) failure to pay any installment of interest on the Becton Finance Notes when due and payable, continued for 30 days; (2) failure to pay the principal when due of the Becton Finance Notes, whether at stated maturity or otherwise; (3) failure to observe or perform any other covenants, conditions or agreements of Becton Finance or BD with respect to the Becton Finance Notes for 60 days after Becton Finance receives notice of such failure; (4) certain events of bankruptcy, insolvency or reorganization of Becton Finance or BD; or (5) BD’s guarantee ceases to be in full force and effect.  If an event of default occurs, the principal amount of the Becton Finance Notes may be accelerated pursuant to the Becton Finance Indenture.

The Becton Finance Indenture includes requirements that must be met if Becton Finance or BD consolidates or merges with, or sells all or substantially all of their respective assets to, another entity.  The Becton Finance Indenture also contains certain restrictive covenants with respect to Becton Finance, BD and its restricted subsidiaries, including a limitation on liens, a restriction on sale and leasebacks and a restriction on Becton Finance’s activities that are inconsistent with its designation as a finance subsidiary.

The foregoing summary is qualified in its entirety by reference to the text of the Becton Finance Base Indenture, a copy of which is incorporated by reference herein from Exhibit 4.7 to BD’s Registration Statement on Form S-3 filed on May 6, 2021, the Becton Finance Third Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.1, the Form of 0.334% Notes due August 13, 2028 and the Form of 1.336% Notes due August 13, 2041, copies of which are filed herewith as Exhibit 4.2 and Exhibit 4.3, respectively.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Becton, Dickinson and Company Notes Offering

Additionally, on August 13, 2021, BD issued (i) €400,000,000 aggregate principal amount of its 0.000% Notes due August 13, 2023 (the “2023 Notes”) and (ii) €500,000,000 aggregate principal amount of its 0.034% Notes due August 13, 2025 (the “2025 Notes” and, together with the 2023 Notes, the “BD Notes” and, together with the Becton Finance Notes, the “Notes”) in an underwritten public offering.

The BD Notes were issued pursuant to the indenture, dated March 1, 1997, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank), as trustee (the “BD Indenture”). Each of the 2023 Notes and the 2025 Notes is listed on the New York Stock Exchange under the symbol BDX/23B and BDX/25A, respectively.

BD may, at its option, redeem the BD Notes, in whole or in part, (i) at any time with respect to the 2023 Notes and (ii) at any time prior to July 13, 2025 with respect to the 2025 Notes, in each case, at a redemption price equal to the greater of (1) 100% of the principal amount to be redeemed and (2) the sum of the present values of the remaining scheduled payments on the BD Notes being redeemed, discounting such payments to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable comparable government bond rate, plus 10 basis points in the case of the 2023 Notes and 15 basis points in the case of the 2025 Notes, plus accrued and unpaid interest, if any, to but excluding the date of redemption.  At any time on or after July 13, 2025 with respect to the 2025 Notes, the 2025 Notes will be redeemable at BD’s option, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2025 Notes to be redeemed, plus accrued and unpaid interest to the date of redemption on the principal balance of the 2025 Notes being redeemed.

BD will, subject to certain exceptions and limitations set forth in the terms of the BD Notes, pay as additional interest on the BD Notes such additional amounts as are necessary in order that the net payment by BD of the principal of and interest on each of the BD Notes to a holder after withholding or deduction solely with respect to any present or future tax, assessment or other governmental charge imposed by the United States or a taxing authority in the United States, will not be less than the amount provided in the BD Notes to be then due and payable. If, as a result of any change in, or amendment to, the tax laws of the United States or the official interpretation thereof, BD becomes or, based upon a written opinion of independent counsel selected by BD, will become obligated to pay such additional amounts with respect to the BD Notes, BD may at any time at its option redeem, in whole, but not in part, the BD Notes at 100% of the principal amount plus accrued and unpaid interest, if any, to the date of redemption.

Upon the occurrence of a Change of Control Triggering Event (as defined in the BD Notes) with respect to either series of BD Notes, each holder of outstanding BD Notes of the applicable series will have the right to require BD to purchase all or a portion of that holder’s BD Notes (in integral multiples of €1,000) at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, subject to the rights of holders of such BD Notes on the relevant record date to receive interest due on the relevant interest payment date, unless BD has earlier exercised its right to redeem the applicable series of BD Notes as described above.

Each of the following constitutes an event of default under the BD Indenture with respect to the BD Notes: (1) failure to pay any installment of interest on the BD Notes when due and payable, continued for 30 days; (2) failure to pay the principal when due of the BD Notes, whether at its stated maturity or otherwise; (3) failure to observe or perform any other covenants, conditions or agreements of BD with respect to the BD Notes for 60 days after BD receives notice of such failure; or (4) certain events of bankruptcy, insolvency or reorganization.

The BD Indenture includes requirements that must be met if BD consolidates or merges with, or sells all or substantially all of its assets to, another entity.  The BD Indenture also contains certain restrictive covenants with respect to BD and its restricted subsidiaries, including a limitation on liens and a restriction on sale and leasebacks.

The foregoing summary is qualified in its entirety by reference to the text of the BD Indenture, a copy of which is incorporated by reference herein from Exhibit 4.1 to BD’s Registration Statement on Form S-3 filed on May 6, 2021, the Form of 0.000% Notes due August 13, 2023 and the Form of 0.034% Notes due August 13, 2025, copies of which are filed herewith as Exhibit 4.4 and Exhibit 4.5, respectively.

Item 8.01. Other Events.

Underwriting Agreements

On August 10, 2021, (i) BD entered into an underwriting agreement (the “BD Underwriting Agreement”) with Barclays Bank PLC, BNP Paribas and Citigroup Global Markets Limited and the other underwriters named therein (the “BD Underwriters”), in connection with the offer and sale by BD to the BD Underwriters of the BD Notes described above, and (ii) Becton Finance, together with BD, entered into an underwriting agreement (the “Becton Finance Underwriting Agreement”) with Barclays Bank PLC, BNP Paribas and Citigroup Global Markets Limited and the several other underwriters named therein (the “Becton Finance Underwriters”) in connection with the offer and sale by Becton Finance to the Becton Finance Underwriters of the Becton Finance Notes described above.

BD expects to use the net proceeds from the offerings of the Becton Finance Notes and the BD Notes, together with cash on hand, to (A) fund the purchase price and accrued and unpaid interest for all of the validly tendered and accepted notes tendered in connection with BD’s previously announced tender offers to purchase for cash (collectively, the “Tender Offers”): (i) any and all of its 2.894% senior notes due 2022 and 3.300% senior notes due 2023 (collectively, the “Any and All Notes”) and (ii) subject to prioritized acceptance levels, series-specific tender caps, if any, an aggregate maximum tender cap and proration, up to a specified aggregate principal amount of each of its 3.875% senior notes due 2024, 3.734% senior notes due 2024 and 3.363% senior notes due 2024 (collectively, the “Maximum Tender Notes” and, together with the Any and All Notes, the “Tender Notes”) and (B) to redeem any Any and All Notes that are not tendered in the applicable Tender Offers, in accordance with the indenture governing the Any and All Notes (however BD is not obligated to redeem any such Any and All Notes that are not tendered and accepted in the Tender Offers and there can be no assurance that it will do so).  The Tender Offers are being made upon the terms and conditions set forth in BD’s offer to purchase, dated August 5, 2021 (as it may be amended from time to time, the “Offer to Purchase”).

Certain of the BD Underwriters, the Becton Finance Underwriters or their affiliates may hold a portion of the Tender Notes and accordingly may receive a portion of the net proceeds of the offerings of the Becton Finance Notes and the BD Notes.

The foregoing summary is qualified in its entirety by reference to the text of the BD Underwriting Agreement and the Becton Finance Underwriting Agreement, copies of which are filed herewith as Exhibit 1.1 and Exhibit 1.2, respectively.

The foregoing is not an offer to purchase or a solicitation of an offer to sell the Tender Notes and does not constitute a redemption notice for either series of the Any and All Notes.  The Tender Offers are being made only by and pursuant to the terms of the Offer to Purchase.

Existing Notes Redemption

On August 13, 2021, BD caused to be delivered (i) to the holders of its 2.894% senior notes due June 6, 2022 (the “Existing 2022 Notes”) a notice of full redemption with respect to the entire $1,535,000,000 aggregate principal amount of Existing 2022 Notes then outstanding and (ii) to the holders of its 3.300% senior notes due March 1, 2023 (the “Existing 2023 Notes” and together with the Existing 2022 Notes, the “Redemption Notes”) a notice of full redemption with respect to the entire $293,850,000 aggregate principal amount of Existing 2023 Notes then outstanding.

Each series of Redemption Notes is expected to be fully redeemed on September 13, 2021 (the “Redemption Date”).

The Existing 2022 Notes will be redeemed at a redemption price equal to the greater of (1) 100% of the principal amount of the Existing 2022 Notes and (2) the sum of the present values of the remaining scheduled payments on the Existing 2022 Notes, discounted to the Redemption Date by the comparable government bond less a discount in accordance with the terms of the BD Indenture and the Existing 2022 Notes, plus accrued and unpaid interest to, but excluding, the Redemption Date on the principal balance of the Existing 2022 Notes.

The Existing 2023 Notes will be redeemed at a redemption price equal to the greater of (1) 100% of the principal amount of the Existing 2023 Notes and (2) the sum of the present values of the remaining scheduled payments on the Existing 2023 Notes, discounted to the Redemption Date by the comparable government bond less a discount in accordance with the terms of the BD Indenture and the Existing 2023 Notes, plus accrued and unpaid interest to the Redemption Date on the principal balance of the Existing 2023 Notes.

The foregoing does not constitute a notice of redemption with respect to either series of Redemption Notes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated August 10, 2021, by and among Becton, Dickinson and Company and Barclays Bank PLC, BNP Paribas and Citigroup Global Markets Limited and the other underwriters named therein.

1.2
Underwriting Agreement, dated August 10, 2021, by and among Becton Dickinson Euro Finance S.à r.l., Becton, Dickinson and Company, Barclays Bank PLC, BNP Paribas and Citigroup Global Markets Limited and the several other underwriters named therein.

4.1
Third Supplemental Indenture, dated as of August 13, 2021, among Becton Dickinson Euro Finance S.à r.l., as issuer, Becton, Dickinson and Company, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 0.334% Notes due August 13, 2028 of Becton Dickinson Euro Finance S.à r.l.
4.3	Form of 1.336% Notes due August 13, 2041 of Becton Dickinson Euro Finance S.à r.l.
4.4	Form of 0.000% Notes due August 13, 2023 of Becton, Dickinson and Company (incorporated by reference to Exhibit 4.2 to BD’s Form 8-A filed on August 13, 2021).
4.5	Form of 0.034% Notes due August 13, 2025 of Becton, Dickinson and Company (incorporated by reference to Exhibit 4.3 to BD’s Form 8-A filed on August 13, 2021)
5.1	Opinion of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company, relating to the Becton Finance Notes.
5.2	Opinion of Loyens & Loeff Luxembourg S.à r.l., relating to the Becton Finance Notes.
5.3	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, relating to the Becton Finance Notes.
5.4	Opinion of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company, relating to the BD Notes.
5.5	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, relating to the BD Notes.
23.1	Consent of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company (included as part of Exhibit 5.1 and Exhibit 5.4).
23.2	Consent of Loyens & Loeff Luxembourg S.à r.l. (included as part of Exhibit 5.2).
23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.3 and Exhibit 5.5).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY (Registrant)

By:	/s/ Gary DeFazio
Gary DeFazio
Senior Vice President, Corporate Secretary and Associate General Counsel

Date: August 13, 2021